UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2019

WESTERN ASSET

SHORT TERM

YIELD FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Short Term Yield Fund for the six-month reporting period ended January 31, 2019. Please read on for Fund performance and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

The Fund’s Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to terminate and wind up the Fund. The Fund is expected to cease operations on or about March 29, 2019. In preparation for the termination of the Fund, and at the discretion of the Fund manager, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Shareholders of the Fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

In the interim, effective February 22, 2019, the Fund is closed to new purchases and incoming exchanges, except that dividend reinvestment will continue until the Fund is terminated. Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds. Shareholders subject to federal income tax should be aware that an exchange or redemption of Fund shares or the receipt of distributions or liquidation proceeds is generally considered a taxable event. For more information, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you

II	Western Asset Short Term Yield Fund

can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2019

Western Asset Short Term Yield Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended January 31, 2019 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2018 U.S. gross domestic product (“GDP”)i growth was 4.2% — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth, released after the reporting period ended, was 2.6%. Moderating growth in the fourth quarter of 2018 was attributed to decelerations in private inventory investment, personal consumption expenditures (“PCE”) and federal government spending, along with a downturn in state and local government spending. These factors were partly offset by an upturn in exports and an acceleration in nonresidential fixed investment. Furthermore, imports increased less in the fourth quarter than in the third quarter of 2018.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on January 31, 2019, the unemployment rate was 4.0%, versus 3.9% when the period began. This modest uptick was partially due to an increase in the workforce participation rate. The percentage of longer-term unemployed declined during the reporting period. In January 2019, 19.3% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

IV	Western Asset Short Term Yield Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed continued tightening its monetary policy, as it raised interest rates twice during the reporting period (a total of four times in 2018) and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate….”

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields declined during the six-month reporting period ended January 31, 2019. The yield for the two-year Treasury note began the reporting period at 2.67% and ended the period at 2.45%. The low for the period of 2.39% took place on January 3, 2019, and the peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.96% and ended the period at 2.63%. The low for the period of 2.56% took place on January 3, 2019, and the high for the period of 3.24% took place on November 8, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments, concerns over a global trade war and periods of investor risk aversion. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned 2.71% during the six-month reporting period ended January 31, 2019.

Performance review

For the six months ended January 31, 2019, Class IS shares of Western Asset Short Term Yield Fund returned 1.20%. The Fund’s unmanaged benchmark, FTSE 6-Month U.S. Treasury Bill Indexv returned 1.15% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 1.43% over the same time frame.

The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Short Term Yield Portfolio, which has the same investment objective and strategies, and substantially the same policies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, Short Term Yield Portfolio.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 363 funds in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Short Term Yield Fund	V

Investment commentary (cont’d)

Performance Snapshot as of January 31, 2019 (unaudited)
6 months
Western Asset Short Term Yield Fund:
Class IS	1.20%
FTSE 6-Month U.S. Treasury Bill Index	1.15%
Lipper Short Investment Grade Debt Funds Category Average[1]	1.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

Share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended January 31, 2019 for Class IS shares was 3.26%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class IS shares would have been -0.18%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2018, the gross total annual fund operating expense ratio for Class IS shares was 57.94%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.35% for Class IS shares. This expense limitation arrangement cannot be terminated prior to the earlier of December 31, 2028, or such time as the Fund ends a fiscal year with net assets of at least $200 million, without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 363 funds in the Fund’s Lipper category, and excluding sales charges, if any.

VI	Western Asset Short Term Yield Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2019

RISKS: The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Asset-backed, mortgage-backed and mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The FTSE 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Western Asset Short Term Yield Fund	VII

Portfolio at a glance† (unaudited)

Short Term Yield Portfolio

The Fund invests all of its investable assets in Short Term Yield Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of January 31, 2019 and July 31, 2018. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Western Asset Short Term Yield Fund 2019 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2018 and held for the six months ended January 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class IS	1.20%	$1,000.00	$1,012.00	0.20%	$1.01	Class IS	5.00%	$1,000.00	$1,024.20	0.20%	$1.02

[1]	For the six months ended January 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Short Term Yield Portfolio’s allocated expenses.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

2	Western Asset Short Term Yield Fund 2019 Semi-Annual Report

Portfolio spread duration (unaudited)

Short Term Yield Portfolio

Economic exposure — January 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— FTSE 6-Month U.S. Treasury Bill Index

EM	— Emerging Markets

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

Short Term Yield	— Short Term Yield Portfolio

Western Asset Short Term Yield Fund 2019 Semi-Annual Report	3

Portfolio effective duration (unaudited)

Short Term Yield Portfolio

Interest rate exposure — January 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— FTSE 6-Month U.S. Treasury Bill Index

IG Credit	— Investment Grade Credit

Short Term Yield	— Short Term Yield Portfolio

4	Western Asset Short Term Yield Fund 2019 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2019

Assets:
Investments in Short Term Yield Portfolio, at value	$3,553,541
Receivable from investment manager	11,085
Prepaid expenses	16,002
Total Assets	3,580,628

Liabilities:
Distributions payable	7,971
Accrued expenses	18,758
Total Liabilities	26,729
Total Net Assets	$3,553,899

Net Assets:
Paid-in capital in excess of par value	$3,551,188
Total distributable earnings (loss)	2,711
Total Net Assets	$3,553,899

Shares Outstanding:
Class IS	354,770

Net Asset Value:
Class IS	$10.02

See Notes to Financial Statements.

Western Asset Short Term Yield Fund 2019 Semi-Annual Report	5

Statement of operations (unaudited)

For the Six Months Ended January 31, 2019

Investment Income:
Income from Short Term Yield Portfolio	$14,830
Allocated expenses from Short Term Yield Portfolio	(1,530)
Allocated waiver from Short Term Yield Portfolio	523
Total Investment Income	13,823

Expenses:
Registration fees	20,787
Audit and tax fees	11,698
Shareholder reports	7,644
Legal fees	6,122
Fund accounting fees	4,881
Investment management fee (Note 2)	1,311
Insurance	55
Transfer agent fees	14
Miscellaneous expenses	1,196
Total Expenses	53,708
Less: Fee waivers and/or expense reimbursements (Note 2)	(53,666)
Net Expenses	42
Net Investment Income	13,781

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments From Short Term Yield Portfolio	(3)
Change in Net Unrealized Appreciation (Depreciation) From Investments in Short Term Yield Portfolio	2,593
Net Gain on Investments	2,590
Increase in Net Assets From Operations	$16,371

See Notes to Financial Statements.

6	Western Asset Short Term Yield Fund 2019 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2019 (unaudited) and the Year Ended July 31, 2018	2019	2018

Operations:
Net investment income	$13,781	$2,872
Net realized gain (loss)	(3)	8
Change in net unrealized appreciation (depreciation)	2,593	85
Increase in Net Assets From Operations	16,371	2,965

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(13,817)	(2,872)
Decrease in Net Assets From Distributions to Shareholders	(13,817)	(2,872)

Fund Share Transactions (Note 3):
Net proceeds from sale of shares	3,500,000	10,024,101
Reinvestment of distributions	657	699
Cost of shares repurchased	—	(10,004,678)
Increase in Net Assets From Fund Share Transactions	3,500,657	20,122
Increase in Net Assets	3,503,211	20,215

Net Assets:
Beginning of period	50,688	30,473
End of period(b)	$3,553,899	$50,688

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 4. For the year ended July 31, 2018, distributions from net investment income was $2,872.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 4. For the year ended July 31, 2018, end of year net assets included undistributed net investment income of $36.

See Notes to Financial Statements.

Western Asset Short Term Yield Fund 2019 Semi-Annual Report	7

Financial highlights

For a share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2019[2]	2018	2017	2016	2015[3]

Net asset value, beginning of period	$10.03	$10.01	$10.00	$9.99	$10.00

Income (loss) from operations:
Net investment income	0.13	0.16	0.09	0.04	0.02
Net realized and unrealized gain (loss)	(0.01)	0.02	0.01	0.01	(0.01)
Total income from operations	0.12	0.18	0.10	0.05	0.01

Less distributions from:
Net investment income	(0.13)	(0.16)	(0.09)	(0.04)	(0.02)
Total distributions	(0.13)	(0.16)	(0.09)	(0.04)	(0.02)

Net asset value, end of period	$10.02	$10.03	$10.01	$10.00	$9.99
Total return[4]	1.20%	1.76%	0.96%	0.53%	0.09%

Net assets, end of period (000s)	$3,554	$51	$30	$30	$30

Ratios to average net assets:
Gross expenses[5,6]	10.53%[7]	56.54%	331.28%	322.78%	1,232.79%[7]
Net expenses[5,8,9]	0.20 [7]	0.34	0.35	0.35	0.22 [7]
Net investment income	2.63 [7]	1.60	0.85	0.43	0.20 [7]

Portfolio turnover rate[10]	30%	29%	19%	36%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2019 (unaudited).

[3]	For the period August 26, 2014 (inception date) to July 31, 2015.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Includes the Fund’s share of Short Term Yield Portfolio’s allocated expenses.

[6]	The gross expenses do not reflect the reduction in the Fund’s management fee by the amount paid by the Fund for its allocable share of the management fee paid by Short Term Yield Portfolio.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. This expense limitation arrangement cannot be terminated prior to the earlier of December 31, 2028, or such time as the Fund ends a fiscal year with net assets of at least $200 million, without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Represents the portfolio turnover rate of Short Term Yield Portfolio.

See Notes to Financial Statements.

8	Western Asset Short Term Yield Fund 2019 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Short Term Yield Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Short Term Yield Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (5.39% at January 31, 2019) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment transactions and investment income. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. The Fund also pays certain other expenses which can be directly attributed to the Fund.

(c) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Short Term Yield Fund 2019 Semi-Annual Report	9

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(e) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.250%
Next $1 billion	0.225
Next $3 billion	0.200
Next $5 billion	0.175
Over $10 billion	0.150

Since the Fund invests all of its investable assets in Short Term Yield Portfolio, the investment management fee of the Fund will be reduced by the investment management fee allocated to the Fund by Short Term Yield Portfolio.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. This expense limitation arrangement cannot be terminated prior to the earlier of December 31, 2028, or such time as the Fund ends a fiscal year with net assets of at least $200 million, without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

During the six months ended January 31, 2019, fees waived and/or expenses reimbursed amounted to $53,666.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below

10	Western Asset Short Term Yield Fund 2019 Semi-Annual Report

the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

At January 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Fund were as follows:

	Six Months Ended January 31, 2019	Year Ended July 31, 2018
Class IS
Shares sold	349,650	1,001,408
Shares issued on reinvestment	66	70
Shares repurchased	—	(999,468)
Net increase	349,716	2,010

4. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

5. Subsequent events

On February 21, 2019, the Fund announced that the Fund’s Board of Trustees determined that it is in the best interests of the Fund and its shareholders to terminate and wind up the Fund. The Fund is expected to cease operations on or about March 29, 2019. In preparation for the termination of the Fund, and at the discretion of the Fund manager, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Subsequent to the period ended January 31, 2019, shareholder redemptions from Class IS shares exceeded 50% of Class IS net assets as of January 31, 2019.

Western Asset Short Term Yield Fund 2019 Semi-Annual Report	11

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Short Term Yield Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years. The Board noted that the Fund is a “feeder fund” in a “master-feeder” structure, whereby, as a feeder fund, the Fund has the same investment objective and policies as the master fund, Short Term Yield Portfolio (the “Master Fund”), a series of Master Portfolio Trust, and the Fund invests substantially all of its assets in the Master Fund.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement.

12	Western Asset Short Term Yield Fund

The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

Western Asset Short Term Yield Fund	13

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions at the Master Fund level. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2018 was above the median and that its performance for the 3-year period ended June 30, 2018 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and

14	Western Asset Short Term Yield Fund

sub-advisory services provided by the Manager and the Subadviser. The Board noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the Master Fund. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of short investment-grade debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2028.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Western Asset Short Term Yield Fund	15

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund and in providing services to the Master Fund in which the Fund invests. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was below the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were below the median of the expense group. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

16	Western Asset Short Term Yield Fund

Schedule of investments (unaudited)

January 31, 2019

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 21.4%
Communication Services — 0.8%
Media — 0.8%
Comcast Corp., Senior Notes (3 mo. USD LIBOR + 0.330%)	3.127%	10/1/20	$512,000	$512,673	(a)
Consumer Discretionary — 1.5%
Automobiles — 1.5%
BMW U.S. Capital LLC, Senior Notes (3 mo. USD LIBOR + 0.500%)	3.118%	8/13/21	428,000	426,099	(a)(b)
Toyota Motor Credit Corp., Senior Notes (3 mo. USD LIBOR + 0.540%)	3.344%	1/8/21	600,000	603,031	(a)
Total Consumer Discretionary				1,029,130
Consumer Staples — 1.2%
Food & Staples Retailing — 1.2%
Walmart Inc., Senior Notes (3 mo. USD LIBOR + 0.230%)	3.054%	6/23/21	800,000	801,835	(a)
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
Exxon Mobil Corp., Senior Notes (3 mo. USD LIBOR + 0.780%)	3.518%	3/1/19	875,000	875,521	(a)
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.450%)	3.147%	5/11/20	248,000	249,274	(a)
Total Energy				1,124,795
Financials — 13.7%
Banks — 12.8%
ABN AMRO Bank NV, Senior Notes (3 mo. USD LIBOR + 0.570%)	3.261%	8/27/21	1,250,000	1,248,487	(a)(b)
Australia & New Zealand Banking Group Ltd., Senior Notes (3 mo. USD LIBOR + 0.660%)	3.484%	9/23/19	825,000	827,953	(a)(b)
Bank of New York Mellon, Senior Notes (3 mo. USD LIBOR + 0.300%)	3.036%	12/4/20	921,000	921,744	(a)
Citibank N.A., Senior Notes (3 mo. USD LIBOR + 0.570%)	3.342%	7/23/21	420,000	419,989	(a)
Commonwealth Bank of Australia, Senior Notes (3 mo. USD LIBOR + 0.640%)	3.379%	11/7/19	250,000	250,862	(a)(b)
Danske Bank A/S, Senior Notes (3 mo. USD LIBOR + 0.580%)	3.319%	9/6/19	560,000	559,453	(a)(b)
DBS Group Holdings Ltd., Senior Notes (3 mo. USD LIBOR + 0.490%)	3.257%	6/8/20	300,000	300,259	(a)(b)
ING Bank NV, Senior Notes (3 mo. USD LIBOR + 0.690%)	3.487%	10/1/19	300,000	301,113	(a)(b)
JPMorgan Chase Bank NA, Senior Notes (3 mo. USD LIBOR + 0.250%)	2.868%	2/13/20	1,636,000	1,636,159	(a)
Nordea Bank AB, Senior Notes (3 mo. USD LIBOR + 0.470%)	3.176%	5/29/20	591,000	592,909	(a)(b)
Sumitomo Mitsui Banking Corp., Senior Notes	2.514%	1/17/20	500,000	498,437
Toronto-Dominion Bank, Senior Notes (3 mo. USD LIBOR + 0.260%)	3.048%	9/17/20	500,000	500,485	(a)

See Notes to Financial Statements.

Short Term Yield Portfolio 2019 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Westpac Banking Corp., Senior Notes (3 mo. USD LIBOR + 0.710%)	3.328%	5/13/19	$350,000	$350,531	(a)
Total Banks				8,408,381
Insurance — 0.9%
Berkshire Hathaway Finance Corp., Senior Notes (3 mo. USD LIBOR + 0.690%)	3.478%	3/15/19	581,000	581,582	(a)
Total Financials				8,989,963
Health Care — 0.6%
Biotechnology — 0.6%
Gilead Sciences, Inc., Senior Notes (3 mo. USD LIBOR + 0.220%)	3.012%	3/20/19	374,000	374,186	(a)
Industrials — 1.2%
Machinery — 1.2%
John Deere Capital Corp., Senior Notes (3 mo. USD LIBOR + 0.420%)	3.203%	7/10/20	800,000	801,152	(a)
Information Technology — 0.7%
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., Senior Notes (3 mo. USD LIBOR + 0.820%)	3.497%	2/22/19	442,000	442,220	(a)
Total Corporate Bonds & Notes (Cost — $14,063,177)				14,075,954
Collateralized Mortgage Obligations (c) —1.4%
Federal National Mortgage Association (FNMA), 2012-M11 FA (1 mo. USD LIBOR + 0.500%)	2.970%	8/25/19	18,108	18,084	(a)
Government National Mortgage Association (GNMA), 2010-H28, FE (1 mo. USD LIBOR + 0.400%)	2.747%	12/20/60	97,405	97,362	(a)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	2.847%	12/20/60	185,052	185,466	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.797%	2/20/61	208,703	208,873	(a)
Government National Mortgage Association (GNMA), 2011-H08, FG (1 mo. USD LIBOR + 0.480%)	2.827%	3/20/61	110,777	110,930	(a)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.847%	3/20/61	57,362	57,463	(a)
Government National Mortgage Association (GNMA), 2011-H19, FA (1 mo. USD LIBOR + 0.470%)	2.817%	8/20/61	56,556	56,625	(a)
Government National Mortgage Association (GNMA), 2012-H08 FA (1 mo. USD LIBOR + 0.600%)	2.947%	1/20/62	209,417	210,308	(a)
Government National Mortgage Association (GNMA), 2015-H26 FK (1 mo. USD LIBOR + 0.500%)	2.847%	5/20/61	5,600	5,617	(a)
Total Collateralized Mortgage Obligations (Cost — $948,701)				950,728
Asset-Backed Securities — 0.3%
Educational Funding of the South Inc., 2011-1 A2 (3 mo. USD LIBOR + 0.650%)	3.421%	4/25/35	71,514	70,999	(a)

See Notes to Financial Statements.

18	Short Term Yield Portfolio 2019 Semi-Annual Report

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ford Credit Floorplan Master Owner Trust, 2015-2, A2 (1 mo. USD LIBOR + 0.570%)	3.079%	1/15/22	$150,000	$150,382	(a)
Total Asset-Backed Securities (Cost — $221,514)				221,381
Total Investments before Short-Term Investments (Cost — $15,233,392)				15,248,063
Short-Term Investments — 76.6%
Certificates of Deposit — 52.2%
Banco Santander	2.400%	2/1/19	150,000	150,000
Bank of Montreal (1 mo. USD LIBOR + 0.200%)	2.712%	5/7/19	1,000,000	1,000,248	(a)
Bank of Montreal (3 mo. USD LIBOR + 0.250%)	3.051%	3/18/19	500,000	500,130	(a)
Bank of Montreal (3 mo. USD LIBOR + 0.320%)	3.100%	7/18/19	250,000	250,285	(a)
Bank of Montreal (3 mo. USD LIBOR + 0.330%)	3.129%	7/11/19	600,000	600,679	(a)
Bank of Nova Scotia (3 mo. USD LIBOR + 0.220%)	3.044%	12/23/19	500,000	500,669	(a)
Bank of Nova Scotia (3 mo. USD LIBOR + 0.280%)	3.072%	3/20/19	500,000	500,167	(a)
Bank of Nova Scotia (3 mo. USD LIBOR + 0.280%)	3.067%	10/15/19	500,000	500,837	(a)
Bank of Nova Scotia (3 mo. USD LIBOR + 0.380%)	3.087%	2/28/19	510,000	510,121	(a)
Barclays Bank PLC (1 mo. USD LIBOR + 0.190%)	2.710%	2/1/19	500,000	500,004	(a)
BNP Paribas NY Branch	2.520%	3/6/19	500,000	500,007
BNP Paribas NY Branch	2.870%	6/13/19	1,794,000	1,795,066
Canadian Imperial Bank of Commerce NY (3 mo. USD LIBOR + 0.210%)	2.989%	6/13/19	100,000	100,054	(a)
Canadian Imperial Bank of Commerce NY (3 mo. USD LIBOR + 0.210%)	2.943%	8/5/19	575,000	575,419	(a)
Canadian Imperial Bank of Commerce NY (3 mo. USD LIBOR + 0.220%)	3.042%	12/27/19	500,000	500,589	(a)
Canadian Imperial Bank of Commerce NY (3 mo. USD LIBOR + 0.230%)	2.812%	2/4/19	250,000	250,000	(a)
Canadian Imperial Bank of Commerce NY (3 mo. USD LIBOR + 0.320%)	3.115%	7/5/19	100,000	100,113	(a)
Canadian Imperial Bank of Commerce NY (3 mo. USD LIBOR + 0.410%)	3.202%	9/20/19	500,000	500,749	(a)
Citibank N.A.	2.920%	6/13/19	1,900,000	1,901,327
Cooperatieve Rabobank UA (1 mo. USD LIBOR + 0.180%)	2.690%	2/25/19	650,000	650,105	(a)
Credit Agricole Corporate and Investment Bank (3 mo. USD LIBOR + 0.250%)	3.011%	1/21/20	500,000	500,544	(a)
Credit Agricole Corporate and Investment Bank (3 mo. USD LIBOR + 0.470%)	3.208%	6/3/19	336,000	336,533	(a)
Credit Suisse AG NY (3 mo. USD LIBOR + 0.340%)	3.137%	4/9/19	580,000	580,286	(a)
Landesbank Hessen-Thüringen	2.690%	6/13/19	2,500,000	2,500,416
Lloyds Bank Corporate Markets PLC NY	2.920%	6/7/19	350,000	350,209
Lloyds Bank Corporate Markets PLC NY (3 mo. USD LIBOR + 0.210%)	2.989%	7/24/19	1,500,000	1,500,309	(a)

See Notes to Financial Statements.

Short Term Yield Portfolio 2019 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Certificates of Deposit — continued
Lloyds Bank Corporate Markets PLC NY (3 mo. USD LIBOR + 0.260%)	2.967%	11/29/19	$400,000	$400,078	(a)
Mitsubishi UFJ Trust & Banking Corp. (1 mo. USD LIBOR + 0.310%)	2.823%	6/6/19	1,400,000	1,400,300	(a)
Mizuho Bank Ltd.	2.870%	7/8/19	1,025,000	1,025,764
MUFG Bank Ltd. NY (3 mo. USD LIBOR + 0.450%)	3.217%	9/9/19	700,000	701,503	(a)
National Bank of Canada NY (3 mo. USD LIBOR + 0.200%)	2.938%	5/8/19	500,000	500,097	(a)
Natixis NY (3 mo. USD LIBOR + 0.180%)	2.847%	6/6/19	625,000	625,189	(a)
Nordea Bank Abp NY (3 mo. USD LIBOR + 0.200%)	2.978%	3/14/19	300,000	300,042	(a)
Oversea-Chinese Banking Corp. Ltd. (1 mo. USD LIBOR + 0.130%)	2.642%	3/7/19	1,165,000	1,165,185	(a)
Royal Bank of Canada NY (3 mo. USD LIBOR + 0.120%)	2.760%	5/20/19	1,000,000	1,000,245	(a)
Royal Bank of Canada NY (3 mo. USD LIBOR + 0.280%)	3.104%	3/22/19	250,000	250,081	(a)
Standard Chartered Bank (1 mo. USD LIBOR + 0.190%)	2.704%	4/2/19	500,000	500,139	(a)
Standard Chartered Bank (3 mo. USD LIBOR + 0.050%)	2.727%	2/22/19	1,000,000	1,000,025	(a)
Standard Chartered Bank (3 mo. USD LIBOR + 0.150%)	2.947%	4/2/19	1,000,000	1,000,233	(a)
Sumitomo Mitsui Banking Corp. (3 mo. USD LIBOR + 0.370%)	3.169%	7/11/19	250,000	250,294	(a)
Sumitomo Mitsui Banking Corp. (3 mo. USD LIBOR + 0.370%)	3.114%	1/31/20	500,000	500,365	(a)
Sumitomo Mitsui Banking Corp. (3 mo. USD LIBOR + 0.460%)	3.076%	5/15/19	400,000	400,361	(a)
Svenska Handelsbanken NY (1 mo. USD LIBOR + 0.140%)	2.653%	4/8/19	1,050,000	1,050,195	(a)
Svenska Handelsbanken NY (1 mo. USD LIBOR + 0.290%)	1.018%	2/4/19	400,000	399,956	(a)
Svenska Handelsbanken NY (3 mo. USD LIBOR + 0.200%)	2.979%	3/13/19	300,000	300,119	(a)
Svenska Handelsbanken NY (3 mo. USD LIBOR + 0.210%)	2.751%	2/1/19	750,000	750,000	(a)
Swedbank AB (1 mo. USD LIBOR + 0.190%)	2.700%	2/25/19	1,000,000	1,000,174	(a)
Toronto-Dominion Bank (3 mo. USD LIBOR + 0.170%)	2.937%	6/7/19	506,000	506,287	(a)
UBS AG (3 mo. USD LIBOR + 0.420%)	3.158%	3/2/20	370,000	370,368	(a)
Westpac Banking Corp.	2.880%	6/4/19	1,325,000	1,325,807
Total Certificates of Deposit (Cost — $34,361,195)				34,377,673
Commercial Paper — 24.4%
ANZ Bank New Zeland Ltd. (1 mo. USD LIBOR + 0.310%)	2.826%	6/10/19	1,150,000	1,150,581	(a)(d)
BNZ International Funding Ltd. (3 mo. USD LIBOR + 0.200%)	2.979%	4/16/19	750,000	750,222	(a)(d)
Credit Agricole Corporate and Investment Bank	2.565%	4/12/19	1,700,000	1,691,645	(e)
Credit Suisse AG NY	2.740%	6/7/19	1,650,000	1,634,551	(e)
DBS Bank Ltd.	2.682%	4/1/19	2,000,000	1,991,317	(d)(e)
DBS Bank Ltd.	2.887%	6/24/19	250,000	247,209	(d)(e)
DnB NOR Bank ASA	2.676%	6/10/19	400,000	396,256	(d)(e)
HSBC Bank PLC	2.776%	5/22/19	350,000	350,137	(d)(e)
HSBC Bank PLC (3 mo. USD LIBOR + 0.180%)	2.833%	2/22/19	900,000	900,203	(a)(d)

See Notes to Financial Statements.

20	Short Term Yield Portfolio 2019 Semi-Annual Report

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Paper — continued
HSBC USA Inc.	2.690%	4/12/19	$500,000	$497,425	(d)(e)
ING U.S. Funding LLC (1 mo. USD LIBOR + 0.310%)	2.816%	5/21/19	1,400,000	1,400,721	(a)
JPMorgan Securities LLC	2.602%	3/5/19	500,000	498,840	(d)(e)
JPMorgan Securities LLC	2.615%	3/11/19	500,000	498,623	(e)
National Bank of Canada	2.731%	5/8/19	250,000	248,216	(d)(e)
Oversea-Chinese Banking Corp. Ltd. (3 mo. USD LIBOR + 0.09%)	2.912%	3/25/19	535,000	534,997	(a)(d)
Toronto Dominion Bank NY	2.856%	11/7/19	1,000,000	978,627	(d)(e)
United Overseas Bank Ltd.	2.591%	4/2/19	2,000,000	1,991,467	(d)(e)
Westpac Banking Corp. (1 mo. USD LIBOR + 0.330%)	2.832%	2/27/19	305,000	305,084	(a)(d)
Total Commercial Paper (Cost — $16,061,817)				16,066,121
Total Short-Term Investments (Cost — $50,423,012)				50,443,794
Total Investments — 99.7% (Cost — $65,656,404)				65,691,857
Other Assets in Excess of Liabilities — 0.3%				173,334
Total Net Assets — 100.0%				$65,865,191

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:

LIBOR	— London Interbank Offered Rate

USD	— United States Dollar

See Notes to Financial Statements.

Short Term Yield Portfolio 2019 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

January 31, 2019

Assets:
Investments, at value (Cost — $65,656,404)	$65,691,857
Cash	584
Interest receivable	220,118
Prepaid expenses	799
Total Assets	65,913,358

Liabilities:
Trustees’ fees payable	9
Accrued expenses	48,158
Total Liabilities	48,167
Total Net Assets	$65,865,191

Represented by:
Paid-in capital	$65,865,191

See Notes to Financial Statements.

22	Short Term Yield Portfolio 2019 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2019

Investment Income:
Interest	$1,059,383

Expenses:
Investment management fee (Note 2)	40,379
Fund accounting fees	24,965
Audit and tax fees	20,341
Legal fees	12,571
Custody fees	2,371
Trustees’ fees	1,061
Commitment fees (Note 5)	635
Interest expense	69
Miscellaneous expenses	4,081
Total Expenses	106,473
Less: Fee waivers and/or expense reimbursements (Note 2)	(40,379)
Net Expenses	66,094
Net Investment Income	993,289

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(3,880)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(15,207)
Net Loss on Investments	(19,087)
Increase in Net Assets From Operations	$974,202

See Notes to Financial Statements.

Short Term Yield Portfolio 2019 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended January 31, 2019 (unaudited) and the Year Ended July 31, 2018	2019	2018

Operations:
Net investment income	$993,289	$1,474,604
Net realized gain (loss)	(3,880)	9,845
Change in net unrealized appreciation (depreciation)	(15,207)	(12,937)
Increase in Net Assets From Operations	974,202	1,471,512

Capital Transactions:
Proceeds from contributions	4,160,643	245,132,531
Value of withdrawals	(24,696,677)	(220,220,971)
Increase (Decrease) in Net Assets From Capital Transactions	(20,536,034)	24,911,560
Increase (Decrease) in Net Assets	(19,561,832)	26,383,072

Net Assets:
Beginning of period	85,427,023	59,043,951
End of period	$65,865,191	$85,427,023

See Notes to Financial Statements.

24	Short Term Yield Portfolio 2019 Semi-Annual Report

Financial highlights

For the years ended July 31, unless otherwise noted:
	2019[1]	2018	2017	2016	2015[2]

Net assets, end of period (000s)	$65,865	$85,427	$59,044	$58,413	$58,076
Total return[3]	1.25%	1.79%	1.23%	0.71%	0.12%

Ratios to average net assets:
Gross expenses	0.26%[4]	0.23%	0.27%	0.26%	0.41%[4]
Net expenses[5]	0.16 [4]	0.13	0.17	0.16	0.20 [4]
Net investment income	2.46 [4]	1.85	0.12	0.61	0.23 [4]

Portfolio turnover rate	30%	29%	19%	36%	15%

[1]	For the six months ended January 31, 2019 (unaudited).

[2]	For the period August 26, 2014 (inception date) to July 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Short Term Yield Portfolio 2019 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Short Term Yield Portfolio (the “Portfolio”) is a separate diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At January 31, 2019, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of

Trustees. When determining the reliability of third party pricing information for investments

26	Short Term Yield Portfolio 2019 Semi-Annual Report

owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Short Term Yield Portfolio 2019 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$14,075,954	—	$14,075,954
Collateralized mortgage obligations	—	950,728	—	950,728
Asset-backed securities	—	221,381	—	221,381
Total long-term investments	—	15,248,063	—	15,248,063
Short-term investments†:
Certificates of deposit	—	34,377,673	—	34,377,673
Commercial paper	—	16,066,121	—	16,066,121
Total short-term investments	—	50,443,794	—	50,443,794
Total investments	—	$65,691,857	—	$65,691,857

†	See Schedule of Investments for additional detailed categorizations.

(b) Method of allocation. Net investment income and net realized and unrealized gains and/or losses of the Portfolio are allocated pro rata, based on respective ownership interests, among investors in the Portfolio.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Concentration risk. Under normal circumstances, the Portfolio will invest at least 25% of its assets in securities issued by companies in the financial services industry. The Portfolio is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry.

28	Short Term Yield Portfolio 2019 Semi-Annual Report

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(h) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Portfolio.

Expense amounts may be voluntarily waived and/or reimbursed from time to time.

Short Term Yield Portfolio 2019 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

During the six months ended January 31, 2019, fees waived and/or expenses reimbursed amounted to $40,379.

LMPFA is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year under certain circumstances.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$6,642,108	$35
Sales	5,747,143	103,023

At January 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$65,656,404	$43,445	$(7,992)	$35,453

4. Derivative instruments and hedging activities

During the six months ended January 31, 2019, the Portfolio did not invest in derivative instruments.

5. Redemption facility

The Portfolio and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended January 31, 2019, the Portfolio incurred a commitment fee in the amount of $635. The Portfolio did not utilize the Redemption Facility during the six months ended January 31, 2019.

30	Short Term Yield Portfolio 2019 Semi-Annual Report

6. Subsequent event

The Portfolio’s Board of Trustees determined that it is in the best interest of the Portfolio to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about March 29, 2019. In preparation for the termination of the Portfolio, and at the discretion of the Portfolio manager, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Short Term Yield Portfolio 2019 Semi-Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Master Portfolio Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Short Term Yield Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years. The Board noted that the Fund is a “master fund” in a “master-feeder” structure, in which each feeder fund has the same investment objective and policies as the Fund and invests substantially all of its assets in the Fund.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility, including the following feeder fund in the Fund: Western Asset Short Term Yield Fund, a series of Legg Mason Partners Income Trust (the “Feeder Fund”). The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement.

32	Short Term Yield Portfolio

The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

Short Term Yield Portfolio	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

In considering the performance of the Fund, the Board received and considered performance information for the Feeder Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board noted that the Feeder Fund’s performance was the same as the performance of the Fund (except for the effect of fees at the Feeder Fund level), and therefore was relevant to the Board’s consideration of the Fund’s performance. The Board was provided with a description of the methodology used to determine the similarity of the Feeder Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Feeder Fund’s performance against its benchmark and against the Feeder Fund’s peers. In addition, the Board considered the Feeder Fund’s performance in light of overall financial market conditions.

The information comparing the Feeder Fund’s performance to that of its Performance Universe, consisting of all funds (including the Feeder Fund) classified as short investment-grade debt funds by Lipper, showed, among other data, that the Feeder Fund’s performance for the 1-year period ended June 30, 2018 was above the median and that its performance for the 3-year period ended June 30, 2018 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Feeder Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

34	Short Term Yield Portfolio

Management fees and expense ratios

The Board reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Feeder Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Feeder Fund’s contractual management fee (the “Contractual Management Fee”), the actual management fees paid by the Feeder Fund to the Manager (the “Actual Management Fee”) and the Feeder Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board noted that the Feeder Fund’s assets represented a significant portion of the Fund’s assets. The Board also noted that the Feeder Fund’s expense information reflected both management fees and total expenses payable by the Feeder Fund as well as management fees and total expenses payable by the Fund, and therefore was relevant to the Board’s conclusions regarding the Fund’s expenses. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Feeder Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of short investment-grade debt funds (including the Feeder Fund) chosen by Broadridge to be comparable to the Feeder Fund, showed that the Feeder Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Feeder Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Feeder Fund’s expenses is expected to continue through December 2028.

Short Term Yield Portfolio	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund and the Feeder Fund that invests in the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Feeder Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Feeder Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Feeder Fund’s asset levels. The Board noted that although the Feeder Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Feeder Fund’s Contractual Management Fee was below the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Feeder Fund. The Board also noted that the Feeder Fund’s Contractual Management Fee and Actual Management Fee were below the median of the expense group. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including breakpoints at the Feeder Fund level, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Feeder Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

36	Short Term Yield Portfolio

Western Asset

Short Term Yield Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short Term Yield Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Term Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Term Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX113850 3/19 SR19-3572

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 22, 2019